AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT


     This Amendment to Loan and Security Agreement is entered into as of February 15, 2001 (the "Amendment"), by and between BANK SINOPAC, LOS ANGELES BRANCH and FAR EAST NATIONAL BANK (individually, a "Lender" and collectively, the "Lenders") end INTEGRATED PACKAGING ASSEMBLY CORPORATION, a Delaware corporation, and OSE, INC., a California corporation (individually a "Borrower" and collectively, the "Borrowers").

                                    RECITALS

     Borrowers and Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 1, 2000, as amended (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The following definitions are hereby added or shall replace existing definitions in Section 1.1 of the Agreement as follows:

          "Borrowing Base" means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Servicing Agent with reference to the most recent Borrowing Base Certificates delivered by Borrowers.

          "Eligible Accounts" means those Accounts that arise in the ordinary course of a Borrower's business that comply with all of such Borrower's representations and warranties to Lenders set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Lenders as a consequence of any Collateral audits done pursuant to Section 6.3 in Lender's reasonable judgment and upon notification thereof to Borrowers in accordance with the provisions hereof. Unless otherwise agreed to by Lenders, Eligible Accounts shall not include the following:

          (a) Accounts that the account debtor has failed to pay within ninety
(90) days of invoice date;

          (b) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

          (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

          (d) Accounts with respect to which the account debtor is an Affiliate of Borrower;

          (e) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Servicing Agent believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

          (f) Accounts the collection of which Servicing Agent reasonably determines to be doubtful.

          "Revolving Committed Line" means the facility under which Borrowers may request Advances under Section 2.1.1 in an amount up to Eighteen Million Dollars ($18,000,000).

          "Revolving Maturity Date" means August 15, 2001.

     2.   Section 2.11(a) is hereby replaced in its entirety with the following:

          "(a) Subject to and upon the terms and conditions of this Agreement, each Lender, severally and not jointly, agrees to make Advances to each Borrower and/or Borrowers in an individual amount not to exceed such Lender's Commitment and in an aggregate amount not to exceed the lesser of (i) the Borrowing Base or
(ii) the Revolving Committed Line. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1.1 may be repaid and reborrowed at any time prior to the Revolving Maturity Date."

     3.   Section 2.1.1(s) is hereby added to the Agreement:

          "(g) The Administrative Agent and Borrowers have entered into that certain Business Loan Agreement dated November 29, 2000, as amended, whereby Administrative Agent has extended a loan to Borrowers of up to Seven Million Dollars ($7,000,000) (the "Sinopac Loan"). Borrowers and Lenders agree that all credit extensions made to Borrowers under the Sinopac Loan shall be considered Advances under the Revolving Committed Line hereunder and shall he secured by the Collateral, and the separate Sinopac Loan shall hereby terminate."

     4.   Section 2.1.1(h) is hereby added to the Agreement:

          (h) Lock Box Account. Borrowers shall open and maintain with Servicing Agent an account (the "Lock Box Account") into which all funds received by Borrowers from any source shall immediately be deposited. Borrowers shall direct all account debtors to mail or deliver all checks or other forms of payment for amounts owing to Borrowers to a post office box designated by Servicing Agent, over which Servicing Agent shall have exclusive and unrestricted access. Servicing Agent shall collect the mail delivered to such post office box, open such mail, and endorse and credit all items to the Lock Box Account. Borrowers shall direct all account debtors or other persons owing money to Borrowers who make payments by electronic transfer of funds to wire such funds directly to the Lock Box Account. Borrowers shall hold in trust for Lenders all amounts that Borrowers receive despite the directions to make payments to the post office box or Lock Box Account, and immediately deliver such payments to Servicing Agent in their original form as received from the account debtor, with proper endorsements for deposit into the Lock Box Account. Borrowers irrevocably authorizes Servicing Agent to transfer to the Lock Box Account any funds that have been deposited into any other accounts or that Lenders have otherwise received. Borrowers shall not establish or maintain any accounts with any Person other than Servicing Agent except for accounts opened in the ordinary course of business from which all funds are transferred on a daily basis to the Lock Box Account. Lenders shall have all right, tide and interest in all of the items from time to time in the Lock Box Account and their proceeds. Neither of Borrowers nor any person claiming through a Borrower shall have any right or control over the use of, or any right to withdraw any amount from, the Lock Box Account which shall be under the sole control of Servicing Agent."

     5.   Section 2.2 is hereby replaced in its entirety with the following:

          "Section 2.2 Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Committed Revolving Line or the Borrowing Base at any time, Borrowers shall immediately pay to Servicing Agent, for the benefit of Lenders, in cash, the amount of such excess."

     6.   Section 2.3(a) is hereby replaced in its entirety with the following:

          "(a) Interest Rate. Except as set forth in Section 2.3(b), any Advances shall bear interest on the average daily balance thereof, at a per annum rate equal to the Prime Rate plus one half of one percent (0.50%)."

     7. Section 5.4 of the Agreement is hereby replaced in its entirety with the following:

          "Section 5.4 Bona Fide Eligible Accounts. The Eligible Accounts are bone tide existing obligations. The property and services giving rise to such Eligible Accounts have been delivered or rendered to the account debtor or to the account debtor agent for immediate and unconditional acceptance by the account debtor.

Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Borrowing Base Certificate as an Eligible Account."

     8.   The following new paragraphs are hereby added to the end of Section
6.3 of the Agreement:

          "Within fifteen (15) days after the last day of each month and together with any Advance request pursuant to Section 2.1.1, Borrowers shall each deliver to Servicing Agent a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit F hereto.

          Lenders shall have a right from time to time initially and thereafter to audit each of Borrower's Accounts and appraise Collateral at such Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing."

     9. Section 6.9 of the Agreement is hereby replaced in its entirety with the following:

          "6.9 [Intentionally Omitted]."

     10. Section 6.10 of the Agreement is hereby replaced in its entirety with the following:

          "6.10 [Intentionally Omitted]."

     11. As a condition to the effectiveness of this Amendment, Servicing Agent shall have received, in form and substance satisfactory to Servicing Agent, the following:

          (a) this Amendment, duly executed by Borrowers;

          (b) a certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

          (c) a legal opinion duly executed by Borrowers' counsel;

          (d) corporate guarantee and resolutions duly executed by ORIENT SEMICONDUCTOR ELECTRONICS, LIMITED;

          (e) a nonrefundable loan fee (includes collateral audit fee) of $90,000 (to be distributed by Servicing Agent to Lenders prorata), outstanding legal fees, plus any Bank Expenses, including attorneys' fees and expenses, relating to this Amendment: and

          (f) such other documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate.

     12. Exhibits A-1 and A-2, and Exhibit D of the Agreement are hereby replaced in their entirety by the Exhibit A-1 and A-2 and Exhibit D attached hereto and incorporated therein by this reference.

     13. Exhibit F attached hereto is hereby added to the Agreement and incorporated therein by this reference.

     14. Lenders waive Borrowers' violations of Section 6.9 for the quarters ending June 30, 2000. September 30, 2000, and December 31, 2000, as such section was in effect prior to this Amendment Lenders do not waive any other failure by Borrower to perform its Obligations under the Loan Documents. This waiver is not a continuing waiver with respect to any failure to perform any Obligation after the date of this Amendment.

     15. Borrowers represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     16. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lenders under the Agreement, as in effect prior to the date hereof. Borrowers ratify and reaffirm the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                       INTEGRATED PACKAGING ASSEMBLY CORPORATION


                                       By: /s/ Vincent R. Lepone
                                           ------------------------------------
                                       Title: Controller/Acting Chief
                                              Financial Officer
                                              ---------------------------------


                                       OSE, INC.


                                       By: /s/ Edmond Tseng
                                           ------------------------------------
                                       Title: President
                                              ---------------------------------


                                       BANK SINOPAC, LOS ANGELES BRANCH


                                       By: /s/
                                           ------------------------------------
                                       Title: Vice President & DGM
                                              ---------------------------------
                                       Maximum Commitment:  $12,000,000
                                       Pro Rata Share: 66.7%


                                       FAR EAST NATIONAL BANK


                                       By: /s/
                                           ------------------------------------
                                       Title: Vice President
                                              ---------------------------------
                                       Maximum Commitment:  $6,000,000
                                       Pro Rata Share: 33.3%

                                    EXHIBIT D
                             COMPLICANCE CERTIFICATE


TO:        FAR EAST NATIONAL BANK, as Servicing Agent

FROM:      INTEGRATED PACKAGING ASSEMBLY CORPORATION and OSE, INC.


     The undersigned authorized officer of Integrated Packaging Assembly Corporation hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement among each Borrower, Agents and Lenders (the "Agreement"), (i) each Borrower is in complete compliance for the period ending _________________ with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant                         Required                                      Complies
     ------------------                         --------                                     ----------
     FYE Financial Statements, 10K              Annually within 15 days of filing            Yes     No
     Quarterly Financial Statements, 10Q        Quarterly within 15 days of filing           Yes     No
     A/R & A/P Agings, Borrowing Base Cert      Monthly within 15 days                       Yes     No
     Guarantor FYE Financial Statements         Annually within 120 days of FYE              Yes     No
     Guarantor Quarterly Financial Statements   Quarterly within 60 days of quarter end      Yes     No
     A/R Audit                                  Initial and Annual                           Yes     No
     Intellectual Property acquired/developed   Reporting (Section 6.8)                      Yes     No



Comments Regarding Exceptions:  See Attached                 BANK USE ONLY

                                                Received By:
                                                             -------------------
                                                             AUTHORIZED SIGNER
Sincerely,
                                                Date:
--------------------------------                      --------------------------
SIGNATURE
                                                Verified:
--------------------------------                         -----------------------
TITLE                                                    AUTHORIZED SIGNER
                                                Date:
--------------------------------                     ---------------------------
DATE
                                                Compliance Status:   Yes    No

                                    EXHIBIT F
                           BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------
Borrower:                                     Lenders: BANK SINOFAC, LOS ANGELES
         ----------------------------         BRANCH and FAR EAST NATIONAL BANK

Commitment Amount: $18,000,000
--------------------------------------------------------------------------------


ACCOUNTS RECEIVABLE
    1.   Accounts Receivable Book Value as of ________                          $__________
    2.   Additions (please explain on reverse)                                  $__________
    3.   TOTAL ACCOUNTS RECEIVABLE                                              $__________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
    4.   Amounts over 90 days due                               $__________
    5.   Demo Accounts                                          $__________
    6.   Intercompany/Employee Accounts                         $__________
    7.   Other (please explain on reverse)                      $__________
    8.   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                   $__________
    9.   Eligible Accounts (#3 minus #8)                                        $__________
    10.  LOAN VALUE OP ACCOUNTS (80% of #9)                                     $__________

BALANCES
    11.  Maximum Loan Amount                                                    $18,000,000
    12.  Total Funds Available [Lesser of #l1 or #10]                           $__________
    13.  Present balance owing on Line of Credit                                $__________
    14.  Outstanding under Sublimits (Letters of Credit)                        $__________
    15.  RESERVE POSITION (#12 minus #13 and #14)                               $__________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Amended and Restated Loan and Security Agreement between the undersigned and Lenders.


[BORROWER]


------------------------------------



By:
   ---------------------------------
         Authorized Signer

                         CORPORATE RESOLUTIONS TO BORROW

--------------------------------------------------------------------------------
Borrower:         Integrated Packaging Assembly Corporation
--------------------------------------------------------------------------------

     I, the undersigned Secretary or Assistant Secretary of Integrated Packaging Assembly Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

     I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

        NAMES                         POSITIONS                    ACTUAL SIGNATURES

Edmond Tseng                    President & CEO                 /s/ Edmond Tseng
--------------------            ---------------------           -----------------------

Vincent R. Lepore               Controller/Acting CFO           /s/ Vincent R. Lepore
--------------------            ---------------------           -----------------------


--------------------            ---------------------           -----------------------


--------------------            ---------------------           -----------------------


--------------------            ---------------------           -----------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     Borrow Money. To borrow from time to time from the Lenders, on such terms as may be agreed upon between the officers, employees, or agents and the Lenders, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Amended and Restated Loan and Security Agreement dated as of December 1, 2000, as amended by that certain Amendment to Loan and Security Agreement dated
February 15, 2001, as amended from time to time (the "Loan Agreement").

     Execute Loan Agreement. To execute and deliver to Far East National Bank. as Servicing Agent, Bank Sinopac, Los Angeles Branch, as Administrative Agent, and the Lenders, the Loan Agreement and the related promissory notes, and also to execute and deliver one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Agreement and such notes, one or more of the notes, or any portion of the notes.

     Grant Security. To grant a security interest to Servicing Agent in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

     Negotiate Items. To draw, endorse, and discount with Servicing Agent or Lenders all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Servicing Agent or Lenders, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other document; and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and each Agent and Lenders may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by them. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions arc in full force and effect and have not been modified or revoked in any manner whatsoever.

     IN WITNESS WHEREOF, I have hereunto set my hand on February 15, 2001 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                       CERTIFIED TO AND ATTESTED BY:


                                       X  /s/ Vincent R. Lepore
                                          --------------------------------------
                                          Assistant Secretary


--------------------------------------------------------------------------------

                         CORPORATE RESOLUTIONS TO BORROW
--------------------------------------------------------------------------------
Borrower:         OSE, Inc.
--------------------------------------------------------------------------------

     I, the undersigned Secretary or Assistant Secretary of OSE, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California.

     I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

        NAMES                         POSITIONS                    ACTUAL SIGNATURES

Edmond Tseng                    President & CEO                 /s/ Edmond Tseng
--------------------            ---------------------           -----------------------


--------------------            ---------------------           -----------------------


--------------------            ---------------------           -----------------------


--------------------            ---------------------           -----------------------


--------------------            ---------------------           -----------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     Borrow Money. To borrow from time to time from the Lenders, on such terms as may be agreed upon between the officers, employees, or agents and the Lenders, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Amended and Restated Loan and Security Agreement dated as of December 1, 2000, as amended by that certain Amendment to Loan and Security Agreement dated
February 15, 2001, as amended from time to time (the "Loan Agreement").

     Execute Loan Agreement. To execute and deliver to Far East National Bank, as Servicing Agent, Bank SinoPac, Los Angeles Branch, as Administrative Agent, and the Lenders, the Loan Agreement and the related promissory notes, and also to execute and deliver one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Agreement and such notes, one or more of the notes, or any portion of the notes.

     Grant Security. To grant a security interest to Servicing Agent in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

     Negotiate Items. To draw, endorse, and discount with Servicing Agent or Lenders all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Servicing Agent or Lenders, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and each Agent and Lenders may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by them. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     IN WITNESS WHEREOF, I have hereunto set my hand on February 15, 2001 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                          CERTIFIED TO AND ATTESTED BY:


                                          X  /s/ Edmond Tseng
                                             -----------------------------------
                                             Secretary

--------------------------------------------------------------------------------

                    INTEGRATED PACKAGING ASSEMBLY CORPORATION
                                 AND OSE, INC.

                            REVOLVING PROMISSORY NOTE


$12,000,000                                                 San Jose, California
                                                               February 15, 2001


     FOR VALUE RECEIVED, INTEGRATED PACKAGING ASSEMBLY CORPORATION, a Delaware corporation, and OSE, INC., a California corporation (individually a "Borrower" and collectively, the "Borrowers"), jointly and severally, promise to pay to the order of Bank SinoPac, Los Angeles Branch (the "Lender") the principal amount of Twelve Million Dollars ($12,000,000) or, if less, the aggregate amount of Advances (as defined in the Loan Agreement referred to below) made by Lender to a Borrower pursuant to the Loan Agreement referred to below outstanding on the Revolving Maturity Date (as defined in the Loan Agreement referred to below). All unpaid amounts of principal and interest shall be due and payable in full on the Revolving Maturity Date.

     Borrowers also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Loan Agreement. Notwithstanding any other limitations contained in this Note, Lender does not intend, to charge and Borrowers shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the a Borrower or credited against principal.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Servicing Agent described in the Loan Agreement. Until notified of the transfer of this Note, each Borrower shall be entitled to deem Lender or such person who has been so identified by the transferor in writing to the a Borrower as the holder of this Note, as the owner and bolder of this Note.

     This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Loan and Security Agreement dated as of December 1, 2000, and amended by that certain Amendment to Loan and Security Agreement dated February 15, 2001, and as amended from time to time (the "Loan Agreement") among the Borrowers, the financial institutions named therein and the Agents. The Loan Agreement, among other things, (i) provides for the making of advances (the "Advances") by Lender to a Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amounts stated therein, and
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

     No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrowers hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

     IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the date and the place first above written.

INTEGRATED PACKAGING ASSEMBLY CORPORATION     OSE, INC.
BY:                                           BY:
      ---------------------------                    ---------------------------
TITLE:                                        TITLE:
      ---------------------------                    ---------------------------

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                                 AND OSE, INC.

                            REVOLVING PROMISSORY NOTE

$6,000,000                                                  San Jose, California
                                                               February 15, 2001


     FOR VALUE RECEIVED, INTEGRATED PACKAGING ASSEMBLY CORPORATION, a Delaware corporation, and OSE, INC., a California corporation (individually a "Borrower" and collectively, the "Borrowers"), jointly and severally, promise to pay to the order of Far East National Bank (the "Lender") the principal amount of Six Million Dollars ($6,000,000) or, if less, the aggregate amount of Advances (as defined in the Loan Agreement referred to below) made by Lender to a Borrower pursuant to the Loan Agreement referred to below outstanding on the Revolving Maturity Date (as defined in the Loan Agreement referred to below). All unpaid amounts of principal and interest shall be due and payable in full on the Revolving Maturity Date.

     Borrowers also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Loan Agreement. Notwithstanding any other limitations contained in this Note, Lender does not intend to charge and Borrowers shall not be required. to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the a Borrower or credited against principal.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Servicing Agent described in the Loan Agreement. Until notified of the transfer of this Note, each Borrower shall be entitled to deem Lender or such person who has been so identified by the transferor in writing to the a Borrower as the holder of this Note, as the owner and holder of this Note.

     This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Loan and Security Agreement dated as of December 1, 2000, and amended by that certain Amendment to Loan and Security Agreement dated February 15, 2001, and as amended from time to time (the "Loan Agreement") among the Borrowers, the financial institutions named therein and the Agents. The Loan Agreement, among other things, (i) provides for the making of advances (the "Advances") by Lender to a Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amounts stated therein, and
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepaymerits on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

     No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrowers hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

     IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the date and the place first above written.

INTEGRATED PACKAGING ASSEMBLY CORPORATION     OSE, INC.
BY:                                           BY:
      ---------------------------                    ---------------------------
TITLE:                                        TITLE:
      ---------------------------                    ---------------------------